UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 4, 2022

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive

Plano, TX 75024

(Address of principal executive offices, including zip code)

(469) 486-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series B Stated Maturity Date January 11, 2028	TM/28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement

On November 4, 2022, Toyota Motor Credit Corporation (“TMCC”), together with all of the borrowers and lenders party to the following agreement (the “364 Day Credit Agreement”), elected to extend the maturity date of the 364 Day Credit Agreement to November 21, 2022 (the “Extension”):

•	$5.0 billion 364-day syndicated credit facility pursuant to a 364 Day Credit Agreement, dated as of November 5, 2021, among TMCC, Toyota Motor Finance (Netherlands) B.V. (“TMFNL”), Toyota Financial Services (UK) PLC (“TFSUK”), Toyota Credit De Puerto Rico Corp. (“TCPR”), Toyota Credit Canada Inc. (“TCCI”), Toyota Kreditbank GmbH (“TKG”), and Toyota Finance Australia Limited (“TFA”), as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. (“Citibank”), JPMorgan Chase Bank, N.A. (“JPMorgan”), and MUFG Bank, Ltd. (“MUFG”), as Joint Lead Arrangers and Joint Book Managers, Citibank, Bank of America, N.A. and JPMorgan, as Syndication Agents and Swing Line Lenders, and MUFG, as a Syndication Agent.

All other material terms of the 364 Day Credit Agreement remained unchanged.

Certain of the lenders participating in the 364 Day Credit Agreement and their affiliates have in the past and may in the future engage in financing, securities, derivative, commercial banking and investment banking transactions with TMCC and its affiliates for which they will receive customary fees and expenses.

TCPR is a wholly-owned subsidiary of TMCC, and each of TMCC, TCPR, TMFNL, TFSUK, TCCI, TKG and TFA, the borrowers under the 364 Day Credit Agreement, is a direct or indirect subsidiary of Toyota Financial Services Corporation, a Japanese corporation, which is itself a subsidiary of Toyota Motor Corporation.

The foregoing descriptions of the 364 Day Credit Agreement and the Extension do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the 364 Day Credit Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

 Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report on Form 8-K and the information regarding the 364 Day Credit Agreement contained in TMCC’s Current Report on Form 8-K filed on November 8, 2021, are incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	364 Day Credit Agreement, dated as of November 5, 2021, among Toyota Motor Credit Corporation, Toyota Motor Finance (Netherlands) B.V., Toyota Financial Services (UK) PLC, Toyota Credit De Puerto Rico Corp., Toyota Credit Canada Inc., Toyota Kreditbank GmbH, and Toyota Finance Australia Limited, as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A., and MUFG Bank, Ltd., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A., Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Syndication Agents and Swing Line Lenders, and MUFG Bank, Ltd., as a Syndication Agent (incorporated by reference to Exhibit 10.1, filed with TMCC’s Current Report on Form 8-K filed November 8, 2021, Commission File Number 1-09961).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: November 7, 2022	By:	/s/ Scott Cooke
Scott Cooke
Senior Vice President and Chief Financial Officer